NATIONWIDE MUTUAL FUNDS

Nationwide AllianzGI International Growth Fund	Nationwide Government Money Market Fund
Nationwide American Century Small Cap Income Fund	Nationwide Inflation-Protected Securities Fund
(formerly, Nationwide U.S. Small Cap Value Fund)	Nationwide International Index Fund
Nationwide Amundi Global High Yield Fund	Nationwide International Small Cap Fund
Nationwide Amundi Strategic Income Fund	Nationwide Loomis All Cap Growth Fund
Nationwide Bailard Cognitive Value Fund	Nationwide Loomis Core Bond Fund
Nationwide Bailard International Equities Fund	Nationwide Loomis Short Term Bond Fund
Nationwide Bailard Technology & Science Fund	Nationwide Mellon Disciplined Value Fund
Nationwide Bond Fund	Nationwide Mellon Dynamic U.S. Core Fund
Nationwide Bond Index Fund	Nationwide Mid Cap Market Index Fund
Nationwide Core Plus Bond Fund	Nationwide NYSE Arca Tech 100 Index Fund (formerly,
Nationwide Diamond Hill Large Cap Concentrated Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund)
Nationwide Emerging Markets Debt Fund	Nationwide S&P 500 Index Fund
Nationwide Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide WCM Focused Small Cap Fund
Nationwide Global Sustainable Equity Fund

Supplement dated June 16, 2021
to the Statement of Additional Information (“SAI”) dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

On June 16, 2021, the Board of Trustees of Nationwide Mutual Funds (the “Trust”) considered and approved a proposal to modify the current conversion feature to Class C shares. The current conversion feature automatically converts Class C shares to Class A shares of the same Fund 10 years after they were issued. Effective October 5, 2021 (the “Effective Date”), the conversion feature will automatically convert Class C shares to Class A shares of the same Fund 8 years after they were issued.

As of the Effective Date, the SAI is amended as follows:

The information under the heading “Conversion of Class C Shares” on page 99 of the SAI is deleted in its entirety and replaced with the following:

Class C shares automatically convert, at no charge, to Class A shares of the same Fund 8 years after purchase, provided that the Trust or the financial intermediary with whom the shares are held has records verifying that the Class C shares have been held for at least 8 years. These conversions will occur during the month immediately following the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at certain financial intermediaries, your ability to have your Class C shares automatically converted to Class A shares may be limited. Class C shares that are purchased via reinvestment of dividends and distributions will convert on a pro-rata basis at the same time as the Class C shares on which such dividends and distributions are paid. Because the share price of Class A shares is usually higher than that of Class C shares, you may receive fewer Class A shares than the number of Class C shares converted; however, the total dollar value will be the same. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a different conversion schedule, as described in Appendix A to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE